UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report - April 3, 2007

Commission File Number: 0-23863

PEOPLES FINANCIAL SERVICES CORP.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	23-2391852
(State of incorporation)	(IRS Employer Identification No.)

50 MAIN STREET, HALLSTEAD, PA	18822
(Address of principal executive offices)	(Zip code)

(570) 879-2175
(Registrant’s telephone number including area code)

Item 9.01 (c)	Financial Statements and Exhibits
99: Press Release of Peoples Financial Services Corp., dated April 3, 2007, regarding Dividend Declaration.

EXHIBIT INDEX

Exhibit		Page Number of Manually Signed Original
99	Press Release of Peoples Financial Services Corp., dated April 3, 2007, regarding Dividend Declaration.	3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

	/s/	Richard S. Lochen, Jr.
Dated: April 3, 2007		By: Richard S. Lochen, Jr. President & CEO

	/s/	Debra E. Dissinger
Dated: April 3, 2007		By: Debra E. Dissinger Executive Vice President/COO

	/s/	Joseph M. Ferretti
Dated: April 3, 2007		By: Joseph M. Ferretti Vice President/CCO

	/s/	Frederick J. Malloy
Dated: April 3, 2007		By: Frederick J. Malloy Asst. Vice President/Controller

Exhibit 99

PRESS RELEASE - April 3, 2007

PEOPLES FINANCIAL SERVICES CORP. DECLARES 1ST QUARTER DIVIDEND

A regular quarterly dividend of $0.19 (nineteen cents) per share was declared on April 2, 2007. The dividend will be paid May 15, 2007 to shareholders of record as of April 30, 2007.

Peoples Financial Services Corp., Hallstead Pennsylvania, is the parent company of Peoples National Bank, an independent community bank with ten community offices. The community office locations are: Hallstead, Hop Bottom, Susquehanna, and Montrose, in Susquehanna County, Pennsylvania; Nicholson, Tunkhannock and Meshoppen, in Wyoming County, Pennsylvania; and Conklin, Deposit, and Binghamton, in Broome County, New York, and Peoples Advisors, LLC, a member-managed limited liability company for the purpose of providing investment advisory services to the general public.

Except for the historical information, this press release may contain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties in the banking industry and overall economy. Such risks and uncertainties are detailed in the Company’s Securities and Exchange Commission reports, including the Annual Report on Form 10-K and quarterly reports on Form 10-Q.